EXHIBIT 99.1

Investors Title Company Announces Third Quarter 2008 Results

CHAPEL HILL, N.C., Nov. 6, 2008 (GLOBE NEWSWIRE) -- J. Allen Fine, Chairman of Investors Title Company (Nasdaq:ITIC), announced that for the third quarter ended September 30, 2008, the Company reported net income of $917,033, a decrease of 76.2%, compared with net income of $3,857,892 for the same three-month period in 2007. Net income per diluted share equaled $0.39 compared with $1.54 in the same period last year. Net premiums written decreased 19.3% to $15,331,820, investment income decreased 17.1% to $1,079,760 and revenues decreased 23.7% to $17,596,563 compared with the prior year period.

For the nine-month period ended September 30, 2008, the Company reported net income of $2,767,479, a decrease of 62.3%, compared with $7,334,255 for the same nine-month period in 2007. Diluted earnings per share were $1.15, a decrease of 60.5% compared with $2.91 for the same nine-month ended period in 2007. Net premiums written decreased 5.8% to $51,273,162, investment income decreased 8.2% to $3,471,800 and revenues decreased 10.2% to $58,810,282 compared with the prior year period.

"Revenues in the quarter were primarily impacted by ongoing weakness in real estate activity which led to nearly a 20% decline in our premiums written during the period," Mr. Fine stated. "Weak real estate markets also continue to unfavorably influence demand by real estate investors for our tax-deferred exchange segment. Realized losses on investments increased primarily due to a $478,000 write down related to impairments of investment securities."

"Expense management remains a priority for us as we balance efforts to invest in the growth of the Company while controlling expenses to reflect expectations for future levels of real estate activity," Mr. Fine added.

Investors Title Company is engaged through its subsidiaries in the business of issuing and underwriting title insurance policies. The Company also provides services in connection with tax-deferred exchanges of like-kind property and investment management services to individuals, companies, banks and trusts.

Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include any predictions regarding activity in the U.S. real estate market. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from anticipated and historical results. For more details on risk, uncertainties and other factors that could affect expectations, refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission.

               Investors Title Company and Subsidiaries
                   Consolidated Statements of Income
                      September 30, 2008 and 2007
                              (Unaudited)

                         For The Three              For The Nine
                         Months Ended              Months Ended
                         September 30              September 30
                   -----------  -----------  -----------  -----------
                      2008         2007         2008          2007
                   -----------  -----------  -----------  -----------
 Revenues:
   Underwriting
    income:
     Premiums
      Written      $15,410,424  $19,035,187  $51,493,078  $54,625,924
     Less-premiums
      for
      reinsurance
      ceded             78,604       40,734      219,916      212,750
                   -----------  -----------  -----------  -----------
       Net premiums
        written     15,331,820   18,994,453   51,273,162   54,413,174
   Investment
    income-interest
    and dividends    1,079,760    1,301,878    3,471,800    3,783,240
   Net realized
    gain (loss)
    on investments    (545,883)     521,008     (669,586)     887,211
   Exchange
    services
    revenue            542,528    1,042,311    1,013,940    3,157,873
   Other             1,188,338    1,199,333    3,720,966    3,258,787
                   -----------  -----------  -----------  -----------
       Total
        Revenues    17,596,563   23,058,983   58,810,282   65,500,285
                   -----------  -----------  -----------  -----------

 Operating
  Expenses:
   Commissions
    to agents        6,707,688    7,460,574   21,976,896   22,038,866
   Provision for
    claims           1,982,822    2,363,841    8,329,832    8,525,279
   Salaries,
    employee
    benefits and
    payroll taxes    5,253,705    5,136,337   16,063,267   15,501,851
   Office
    occupancy and
    operations       1,141,259    1,284,093    3,833,594    4,173,117
   Business
    development        569,404      478,397    1,622,736    1,558,313
   Filing fees and
    taxes, other
    than payroll
    and income          92,608      177,917      424,112      469,585
   Premium and
    retaliatory
    taxes              210,233      341,750    1,029,298    1,178,932
   Professional
    and contract
    labor fees         371,122      606,308    1,395,062    2,077,458
   Other               262,689      266,874      806,006      767,629
                   -----------  -----------  -----------  -----------
       Total
        Operating
        Expenses    16,591,530   18,116,091   55,480,803   56,291,030
                   -----------  -----------  -----------  -----------

 Income Before
  Income Taxes       1,005,033    4,942,892    3,329,479    9,209,255
                   -----------  -----------  -----------  -----------

 Provision For
  Income Taxes          88,000    1,085,000      562,000    1,875,000
                   -----------  -----------  -----------  -----------

 Net Income        $   917,033  $ 3,857,892  $ 2,767,479  $ 7,334,255
                   ===========  ===========  ===========  ===========

 Basic Earnings
  Per Common Share $      0.39  $      1.56  $      1.16  $      2.95
                   ===========  ===========  ===========  ===========

 Weighted Average
  Shares
  Outstanding -
  Basic              2,342,643    2,480,951    2,388,115    2,488,287
                   ===========  ===========  ===========  ===========

 Diluted Earnings
  Per Common Share $      0.39  $      1.54  $      1.15  $      2.91
                   ===========  ===========  ===========  ===========

 Weighted Average
  Shares
  Outstanding -
  Diluted            2,360,533    2,506,949    2,409,747    2,520,383
                   ===========  ===========  ===========  ===========

               Investors Title Company and Subsidiaries
                      Consolidated Balance Sheets
            As of September 30, 2008 and December 31, 2007
                              (Unaudited)

                                        Sept. 30, 2008  Dec. 31, 2007
                                         ------------   ------------
 Assets
   Investments in securities:
     Fixed maturities:
       Held-to-maturity, at
        amortized cost                   $    556,721   $  1,052,535
       Available-for-sale, at fair value   77,021,610     90,530,946
     Equity securities,
      available-for-sale,
      at fair value                        12,066,559     14,586,066
     Short-term investments                26,268,940     21,222,533
     Other investments                      2,207,869      1,634,301
                                         ------------   ------------
         Total investments                118,121,699    129,026,381

   Cash and cash equivalents                6,302,937      3,000,762
   Premiums and fees receivable, net        5,641,878      6,900,968
   Accrued interest and dividends             966,346      1,254,641
   Prepaid expenses and other assets        2,374,820      1,276,806
   Property acquired in settlement
    of claims                                 395,734        278,476
   Property, net                            4,621,207      5,278,891
   Deferred income taxes, net               3,136,788      2,625,495
                                         ------------   ------------

 Total Assets                            $141,561,409   $149,642,420

 Liabilities and Stockholders' Equity
 Liabilities:
   Reserves for claims                   $ 37,290,000   $ 36,975,000
   Accounts payable and
    accrued liabilities                    10,746,536     11,236,781
   Commissions and reinsurance payable        302,429        406,922
   Current income taxes payable                    --      1,747,877
                                         ------------   ------------
       Total liabilities                   48,338,965     50,366,580
                                         ------------   ------------

 Stockholders' Equity:
   Common stock - no par value (shares
    authorized 10,000,000; 2,298,546 and
    2,411,318 shares issued and
    outstanding 2008 and 2007,
    respectively, excluding 291,676 shares
    for 2008 and 2007 of common stock
    held by the Company's subsidiary)               1              1
   Retained earnings                       92,534,330     95,739,827
   Accumulated other comprehensive income     688,113      3,536,012
                                         ------------   ------------
       Total stockholders' equity          93,222,444     99,275,840
                                         ------------   ------------

 Total Liabilities and
  Stockholders' Equity                   $141,561,409   $149,642,420

               Investors Title Company and Subsidiaries
                    Net Premiums Written By State
                     September 30, 2008 and 2007
                             (Unaudited)

                           For the                  For the
                     Three Months Ended         Nine Months Ended
                        September 30              September 30
 State               2008         2007         2008         2007
 ----------------------------  -----------  -----------  -----------
 Illinois         $   429,954  $   431,878  $ 1,584,507  $ 1,281,366
 Kentucky             761,945      654,399    2,393,886    1,879,543
 Michigan             781,939      771,564    2,732,501    2,349,750
 New York             472,152      641,631    1,670,039    1,807,065
 North Carolina     7,305,962    9,733,783   25,022,108   26,865,540
 Pennsylvania         423,695      409,063    1,388,971    1,141,953
 South Carolina     1,962,189    2,177,495    5,878,324    5,751,099
 Tennessee            564,210      652,157    1,719,884    2,034,008
 Virginia           1,492,819    1,713,647    4,701,446    4,846,803
 West Virginia        504,672      531,815    1,617,107    1,545,567
 Other                709,837    1,317,755    2,686,711    5,111,563
                  -----------  -----------  -----------  -----------
   Direct
    Premiums      $15,409,374  $19,035,187  $51,395,484  $54,614,257
 Reinsurance
  Assumed               1,050           --       97,594       11,667
 Reinsurance
  Ceded               (78,604)     (40,734)    (219,916)    (212,750)
                  -----------  -----------  -----------  -----------
   Net Premiums
    Written       $15,331,820  $18,994,453  $51,273,162  $54,413,174

               Investors Title Company and Subsidiaries
               Net Premiums Written By Branch and Agency
                      September 30, 2008 and 2007
                              (Unaudited)

           For The Three Months Ended      For The Nine Months Ended
                 September 30                     September 30
        ------------------------------- -------------------------------
            2008%     2007%     2008%     2007%
        ----------- --- ----------- --- ----------- --- ----------- ---
 Branch $ 5,680,591  37 $ 8,310,859  44 $19,920,404  39 $23,351,770  43

 Agency   9,651,229  63  10,683,594  56  31,352,758  61  31,061,404  57
        ----------- --- ----------- --- ----------- --- ----------- ---

 Total  $15,331,820 100 $18,994,453 100 $51,273,162 100 $54,413,174 100
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CONTACT:  Investors Title Company
          Elizabeth B. Lewter
          (919) 968-2200